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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /x/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            Huntway Refining Company
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                            HUNTWAY REFINING COMPANY


                                                                    May 15, 2001



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                  URGENT REMINDER - YOUR VOTE IS VERY IMPORTANT
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Dear stockholder:

You have previously received proxy material in connection with the special meeting of stockholders of HUNTWAY REFINING COMPANY to be held on Wednesday, May 30, 2001. According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

Proposal One, to approve the Agreement and Plan of Merger by and among Huntway Refining Company, Valero Refining and Marketing Company and HAC Company, requires approval by an affirmative vote of a majority of all shares outstanding. Therefore, if you do not vote your shares, you are essentially voting AGAINST this proposal.

Regardless of the number of shares you own, it is important they be represented at the meeting. Please follow the instructions on the enclosed voting form to cast your ballot.



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                     IF YOU HAVE RECENTLY MAILED YOUR PROXY,
              PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.
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